UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2009

Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10367	71-0675758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 N Jefferson Street, Springdale, Arkansas	72764
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (479) 756-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 19, 2009, the Company filed an action seeking a declaratory judgment in Delaware chancery court that the Company is in compliance with the terms of its Series D preferred stock issued in October of 2007 (Advanced Environmental Recycling Technologies, Inc. vs. Fort Mason Master, L.P. and Fort Mason Partners, L.P.). Additional information regarding the action is disclosed in the press release attached as an exhibit to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits.

99.1    Press release issued August 26, 2009 announcing the above-referenced action.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Recycling Technologies, Inc. (Registrant)
August 26, 2009 (Date)	/s/ J. R. BRIAN HANNA J. R. Brian Hanna Chief Financial Officer